                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                             _______________________



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  September 13, 1995                Commission File Number 1-2979



                               NORWEST CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                             41-0449260
-------------------------------                             -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota             55479        (612) 667-1234
  -----------------------------       ----------    ----------------
(Address of principal executive     (Zip Code)      (Registrant's telephone
offices)                                            number, including area code)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     Exhibits:

     4(a)      Form of Distribution Agreement.

     4(b)      Form of Fixed Rate Medium-Term Note.

     4(c)      Form of Floating Rate Medium-Term Note.

     4(d) Form of Calculation Agent Agreement between the Corporation and Norwest Bank Minnesota, N.A.

     4(e) Indenture dated as of September 1, 1993 between the Corporation and Citibank, N.A.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NORWEST CORPORATION
                                              Registrant



Dated:  September 13, 1995              By  /s/ Charles D. White
                                            ----------------------------
                                            Charles D. White, Senior Vice
                                            President and Treasurer

                               NORWEST CORPORATION


                                INDEX TO EXHIBITS
                                -----------------

                                                                       FORM OF
EXHIBIT NO.  EXHIBIT                                                    FILING
----------   -------                                                    ------
4(a)         Form of Distribution Agreement . . . . . . . . . .      Electronic
                                                                     Transmission

4(b)         Form of Fixed Rate Medium-Term Note . . . . . . . .     Electronic
                                                                     Transmission

4(c)         Form of Floating Rate Medium-Term Note. . . . . . .     Electronic
                                                                     Transmission

4(d)         Form of Calculation Agent Agreement between the
             Corporation and Norwest Bank Minnesota, N.A. . . .      Electronic
                                                                     Transmission
4(e) Indenture dated as of September 1, 1993
     between the Corporation and Citibank, N.A. . . . . . . . .      Electronic
                                                                     Transmission